                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    --------

                            INFORMATION REQUIRED BY
                                   FORM 11-K

                                 ANNUAL REPORT
                       PURSUANT TO SECTION 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                    for fiscal year ended December 31, 1995

               A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                       SAVINGS FUND PLAN FOR EMPLOYEES OF
                        PACIFIC GAS AND ELECTRIC COMPANY

             B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                        PACIFIC GAS AND ELECTRIC COMPANY
                                77 Beale Street
                                P.O. Box 770000
                            San Francisco, CA  94177

     The financial statements of the Savings Fund Plan Master Trust and the Savings Fund Plan Parts I and II as of December 31, 1995 and 1994, the statements of net assets as of December 31, 1995 and 1994, the related statements of changes in the net assets of the Plans for the year ended December 31, 1995, and the Savings Fund Plan Master Trust schedule of assets held for investment purposes as of December 31, 1995 and schedule of reportable transactions for the year ended December 31, 1995, together with the reports of Arthur Andersen LLP, independent accountants, are presented herewith.

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plans:

We have audited the accompanying statements of net assets of Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Trust) as of December 31, 1995 and 1994, and the related statement of changes in net assets for the year ended December 31, 1995. These financial statements and the schedules referred to below are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements are those of the Trust established under the Pacific Gas and Electric Company Savings Fund Plan Master Trust. These statements do not purport to present the financial statements of the individual employee benefit plans and do not contain disclosures necessary for a fair presentation of the financial statements of the individual employee benefit plans in conformity with generally accepted accounting principles. Furthermore, these statements do not purport to satisfy the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 relating to financial statements of employee benefit plans. Reference should be made to the Form 5500s and related financial statements of the individual employee benefit plans that have been prepared and filed pursuant to these reporting rules and regulations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Trust as of December 31, 1995 and 1994, and the changes in net assets for the year ended December 31,1995, in conformity with generally accepted accounting principles.

Our audits were made of the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1995, and reportable transactions for the year ended December 31, 1995, are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets and changes in net assets is presented for purposes of additional analysis rather than to present the net assets and changes in net assets of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                            /s/ Arthur Andersen LLP

San Francisco, California,

 March 5, 1996

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) as of December 31, 1995 and 1994, and the related statement of changes in net assets available for benefits for the year ended December 31, 1995. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1995 and 1994, and the changes in its net assets available for benefits for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            /s/ Arthur Andersen LLP


San Francisco, California,
  March 5, 1996

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) as of December 31, 1995 and 1994, and the related statement of changes in net assets available for benefits for the year ended December 31, 1995. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1995 and 1994, and the changes in its net assets available for benefits for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            /s/ Arthur Andersen LLP

San Francisco, California,
  March 5, 1996

                       PACIFIC GAS AND ELECTRIC COMPANY

                        SAVINGS FUND PLAN  MASTER TRUST


                             FINANCIAL STATEMENTS








                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

    Statements of Net Assets - December 31, 1995 and 1994

    Statement of Changes in Net Assets for the Year Ended December 31, 1995

    Notes to Financial Statements - December 31, 1995


SCHEDULES

    Schedule I: Item 27(a) - Schedule of Assets Held for Investment Purposes - December 31, 1995

    Schedule II: Item 27(d) - Schedule of Reportable Transactions for the Year
                 Ended December 31, 1995

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1995

                                                                        Fund Information
                                     ----------------------------------------------------------------------------------
                                                   United
                                      Company      States   Diversified  Guaranteed     Bond     Stock and    Utility
                                       Stock        Bond       Equity      Income      Index        Bond       Stock
                                        Fund        Fund        Fund        Fund        Fund        Fund        Fund       Total
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------------------------------------In Thousands-----------------------------------------
ASSETS
Investments, at fair value
  Pacific Gas and Electric
    Company - common stock           $1,161,205      $    -    $      -    $      -     $     -    $      -     $     -  $1,161,205
  United States government
    securities                                -       4,424       1,042           -           -           -           -       5,466
  Corporate stocks - common                   -           -     503,528           -           -           -           -     503,528
  Corporate debt instruments                  -           -           -      63,540           -           -           -      63,540
  Insurance company general accounts          -           -           -     146,976           -           -           -     146,976
  Registered investment companies
     Vanguard Bond Market Fund                -           -           -           -      26,394           -           -      26,394
     Columbia Balanced Fund                   -           -           -           -           -     127,992           -     127,992
     Dreyfus Utility Stock Fund               -           -           -           -           -           -      49,284      49,284
  Interest bearing accounts              25,082           -      20,205      10,297           -           -           -      55,584
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
       Total Investments              1,186,287       4,424     524,775     220,813      26,394     127,992      49,284   2,139,969
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Receivables
    Dividends and interest               20,369           -       1,137       1,051         141           -           -      22,698
    Other receivables                     3,354           -          22           8           -           -           -       3,384
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
       Total Receivables                 23,723           -       1,159       1,059         141           -           0      26,082
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Assets               1,210,010       4,424     525,934     221,872      26,535     127,992      49,284   2,166,051
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
LIABILITIES                                   -           -           -           -           -           -           -           -
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS                           $1,210,010      $4,424    $525,934    $221,872     $26,535    $127,992     $49,284  $2,166,051
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1994

                                                                        Fund Information
                                     ----------------------------------------------------------------------------------
                                                   United
                                      Company      States   Diversified  Guaranteed     Bond     Stock and    Utility
                                       Stock        Bond       Equity      Income      Index        Bond       Stock
                                        Fund        Fund        Fund        Fund        Fund        Fund        Fund       Total
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------------------------------------In Thousands-----------------------------------------
ASSETS
Investments, at fair value
  Pacific Gas and Electric
    Company - common stock           $1,131,413      $    -    $      -    $      -     $     -    $      -     $     -  $1,131,413
  United States government
    securities                                -       4,616         553           -           -           -           -       5,169
  Corporate stocks - preferred                -           -       1,048           -           -           -           -       1,048
  Corporate stocks - common                   -           -     340,032           -           -           -           -     340,032
  Corporate debt instruments                  -           -           -      53,210           -           -           -      53,210
  Insurance company general
    accounts                                  -           -           -     151,704           -           -           -     151,704
  Registered investment companies
     Vanguard Bond Market Fund                -           -           -           -      23,632           -           -      23,632
     Columbia Balanced Fund                   -           -           -           -           -     102,861           -     102,861
     Dreyfus Utility Stock Fun                -           -           -           -           -           -      45,458      45,458
  Interest bearing accounts                 163           -      12,254      60,228           -           -           -      72,645
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
       Total Investments              1,131,576       4,616     353,887     265,142      23,632     102,861      45,458   1,927,172
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Receivables
  Dividends and interest                 22,830           -         993       2,560         138           -         844      27,365
  Other receivables                           -           -       6,293           -           -           -           -       6,293
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
       Total Receivables                 22,830           -       7,286       2,560         138           -         844      33,658
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Assets               1,154,406       4,616     361,173     267,702      23,770     102,861      46,302   1,960,830
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
LIABILITIES                                  36           -      11,371           -           -           -           -      11,407
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
           Total Liabilities                 36           -      11,371           -           -           -           -      11,407
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSETS                           $1,154,370      $4,616    $349,802    $267,702     $23,770    $102,861     $46,302  $1,949,423
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1995

                                                                        Fund Information
                                     ----------------------------------------------------------------------------------
                                                   United
                                      Company      States   Diversified  Guaranteed     Bond     Stock and    Utility
                                       Stock        Bond       Equity      Income      Index        Bond       Stock
                                        Fund        Fund        Fund        Fund        Fund        Fund        Fund       Total
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------------------------------------In Thousands-----------------------------------------
BALANCE, JANUARY 1, 1995             $1,154,370      $4,616    $349,802    $267,702     $23,770    $102,861     $46,302  $1,949,423
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
ADDITIONS
Participating plans contributions
  Participant                            43,443           -      24,255       5,292       1,121       5,960       2,799      82,870
  Employer                               16,636           -       7,399       1,692         403       2,019         878      29,027
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     Total participating plans
       contributions                     60,079           -      31,654       6,984       1,524       7,979       3,677     111,897
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Earnings from investments
  Interest
     Interest bearing accounts            2,154           -         764         719           -           -           -       3,637
     United States government
       securities                             -          63           -           -           -           -           -          63
     Fixed income investments                 -           -           -      11,386           -           -           -      11,386
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     Total interest                       2,154          63         764      12,105           -           -           -      15,086

  Dividends - common stock               82,251           -      10,154           -           -           -           -      92,405
  Registered investment company
     dividends                                -           -           -           -       1,604           -       2,457       4,061
   Other income                               -           -          38           2           -           -           -          40
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
       Total earnings
        from investments                 84,405          63      10,956      12,107       1,604           -       2,457     111,592
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net appreciation in fair value
    of assets held                      169,483           -     124,845           -       2,378      24,065       8,914     329,685
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        Total additions                 313,967          63     167,455      19,091       5,506      32,044      15,048     553,174
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                STATEMENT OF CHANGES IN NET ASSETS  (Continued)
                     For the Year Ended December 31, 1995

                                                                        Fund Information
                                     ----------------------------------------------------------------------------------
                                                   United
                                      Company      States   Diversified  Guaranteed     Bond     Stock and    Utility
                                       Stock        Bond       Equity      Income      Index        Bond       Stock
                                        Fund        Fund        Fund        Fund        Fund        Fund        Fund       Total
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------------------------------------In Thousands-----------------------------------------
DEDUCTIONS
Withdrawals paid to participating
  plans for benefit payments           $151,802        $228     $40,527     $95,573      $3,438     $13,328      $6,146    $311,042

Transfer to separate plan -
  PGT members                            11,170          27       6,252       3,164         742       1,682       2,467      25,504
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        Total deductions                162,972         255      46,779      98,737       4,180      15,010       8,613     336,546
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TRANSFERS between investment
  funds                                 (95,355)          -      55,456      33,816       1,439       8,097      (3,453)          -
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
CHANGE IN NET ASSETS                     55,640        (192)    176,132     (45,830)      2,765      25,131       2,982     216,628
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
BALANCE, DECEMBER 31, 1995           $1,210,010      $4,424    $525,934    $221,872     $26,535    $127,992     $49,284  $2,166,051
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 1:  Master Trust Description

     The Pacific Gas and Electric company established the Savings Fund Plan Master Trust (the Master Trust) on January 1, 1988 to hold the assets of the Pacific Gas and Electric Company (the Company) Savings Fund Plans. Pacific Service Employees Association also participates in the Master Trust. The Master Trust is administered by Pacific Gas and Electric Companys Employee Benefit Administrative Committee and Employee Benefit Finance Committee, and State Street Bank and Trust Company is the trustee (the Trustee).

     Interest income, dividends, investment fees, and the net appreciation or depreciation in the fair value of investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the individual fund balances.

     Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Master Trust at any time by giving written notice to the Trustee. If the Master Trust is terminated, the Master Trust assets shall be paid out to each separate participating plan in proportion to its interest in the Master Trust.

     As of January 1, 1995, Pacific Gas Transmission Company (PGT), a subsidiary of the Company, formed a separate savings fund plan on behalf of its employees. Accordingly, these participants no longer participate in the Companys Master Trust. During January 1995, $25.5 million of net assets relating to PGT participants were transferred to a separate plan.


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

     The financial statements of the Master Trust are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These financial statements do not purport to present the net assets available for benefits or the change in net assets available for benefits of any of the individual participating retirement plans and do not include all disclosures necessary for a fair presentation of the financial statements of the individual participating plans in conformity with generally accepted accounting principles.


NOTE 3:  Federal Income Taxes

     The Company received favorable tax determination letters from the Internal Revenue Service (IRS) in November of 1995, and the IRS has ruled that the Master
Trust is exempt under Section 501(a).   Accordingly, no provision for federal
income taxes has been made in the financial statements.  The

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 3:  Federal Income Taxes (Continued)

Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.


NOTE 4:  Investments

     The Trustee invests a significant portion of the contributions from the participating plans in the common stock of the Company. In 1995, purchases of this stock were made on the open market, while in previous years these stock purchases were made directly from the Company. The Company pays all costs of administering the Master Trust, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals, and distributions are paid by the plans. The Company pays investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

     Individual plan participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds:

                - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

                - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

                - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

                - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

                - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities.

                - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including Pacific Gas and Electric Company.

     A participants interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit
value on the basis of the total value in each fund.   The Company Stock Fund and
the Guaranteed Income Fund converted to unitization in April 1995 to accommodate
daily valuation.   For investments in the United States Savings Bond Fund , a unit is one bond.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

NOTE 4:  Investments (Continued)

Valuation of Investments

     All investments (other than GIF) held by the Master Trust are stated at fair value based on published market quotations. Investments in the GIF are valued at cost which approximates fair value.

     The net appreciation in fair value of investments in the accompanying statement of changes in net assets reflects the net difference between fair value and cost of investments bought during the year and the net difference between fair value and the beginning of the year fair value of the assets held, sold or distributed.

     The net appreciation in the fair value of investments by major investment category for the year ended December 31, 1995 is as follows:

                                         --- In Thousands ---

     Pacific Gas and Electric Company
            Common Stock Fund                        $169,483
     DEF                                              124,845
     BIF                                                2,378
     SBF                                               24,065
     USF                                                8,914
                                                     --------
            Total appreciation                       $329,685
                                                     ========

Financial Investments with Off-Balance Sheet Risk

     The Employee Benefit Finance Committee has adopted a Position Statement on Risk Management and the Use of Derivatives which applies to the Master Trust. This statement recognizes that derivatives may be used by the Master Trusts investment managers to achieve their investment objectives. However, the Master Trust assets will not be exposed to risks via derivatives that would be inappropriate in their absence. J.P. Morgan, the investment manager for the DEF, uses S&P 500 index futures contracts to maintain unleveraged stock market exposure while providing the liquidity necessary to accommodate participant cashflows.

     J.P. Morgan routinely enters into unleveraged Standard and Poors (S&P) futures contracts for trading purposes. A margin position is taken on these contracts on a daily basis, with a resulting appreciation or depreciation in the fair value of assets held. As of December 31, 1995, there were 61 S&P 500 index futures contracts valued at approximately $19 million, with settlement dates from March 14 through March 16, 1996. The net appreciation recorded as of December 31, 1995 on these contracts was approximately $133,000. The collateral (included in interest bearing accounts) with respect to these contracts consisted of a $500,000 U.S. treasury bill which will mature on April 4, 1996, and a $550,000 U.S. treasury bill which matured on January 11, 1996. The U.S treasury bill which matured in January

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments (Continued)

1996 was rolled over to a new $500,000 U.S. treasury bill that will mature on April 4, 1996.


NOTE 5:  Subsequent Event

     The market price of Pacific Gas and Electric Company common stock declined by 7.9% between December 31, 1995 and March 5, 1996. This represents a decrease of approximately $92 million in the fair value of the Company Stock Fund.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 PACIFIC GAS + ELECTRIC COMPANY
*COMMON STOCK FUND                                                   40,923,522       $970,185     $1,161,205

 INTEREST BEARING ACCOUNTS
*STATE STREET BANK & TRUST CO                                        24,827,309         24,827         24,827
*STATE STREET BANK & TRUST CO                                           254,981            255            255
                                                                   ------------   ------------   ------------

 TOTAL PACIFIC GAS AND ELECTRIC
    COMPANY COMMON STOCK                                             66,005,812       $995,267     $1,186,287
                                                                   ============   ============   ============

 UNITED STATES BOND FUND

 UNITED STATES SAVINGS BONDS, SERIES E
   (UNITS OF $18.75 COST AND $25.00 MATURITY)                             5,927            111            425
 UNITED STATES SAVINGS BONDS, SERIES EE
   (UNITS OF $25.00 COST AND $50.00 MATURITY)                            82,183          2,055          3,397
 UNITED STATES SAVINGS BONDS, SERIES E
   (UNITS OF $50.00 COST AND $100.00 MATURITY)                            9,245            462            602
                                                                   ------------   ------------   ------------
 TOTAL UNITED STATES BOND FUND                                           97,355         $2,628         $4,424
                                                                   ============   ============   ============

 DIVERSIFIED EQUITY FUND

 ABBOTT LABS                                                             26,300            749          1,098
 ADOBE SYS INC                                                            6,500            361            403
 ADVANCED MICRO DEVICES INC                                              14,600            498            241
 AETNA LIFE + CAS CO                                                     12,300            573            852
 AHMANSON H F AND CO                                                     13,600            221            360
 AIR PRODS + CHEMS INC                                                    5,900            312            311
 AIRTOUCH COMMUNICATIONS INC                                             84,800          2,283          2,396
 ALBEMARLE CORP                                                          10,500            144            203
 ALLEGHENY LUDLUM CORP                                                   14,200            255            263
 ALLEGHENY POWER SYSTEMS INC                                             14,500            352            415
 ALLIED SIGNAL INC                                                       84,000          2,729          3,990
 ALLSTATE CORP                                                           51,400          1,814          2,114
 ALTERA CORP                                                              7,300            335            363
 ALUMINUM CO AMER                                                        53,000          1,778          2,802
 ALZA CORP                                                               12,300            402            304
 AMBAC INC                                                                4,000            167            188
 AMERICAN ELEC PWR INC                                                    1,400             45             57
 AMERICAN GEN CORP                                                       24,900            741            869
 AMERICAN HOME PRODUCTS CORP                                             59,400          4,098          5,762
 AMERICAN INTL GROUP INC                                                 62,200          3,320          5,754
 AMERITECH CORP                                                          17,800            507          1,050
 AMOCO CORP                                                              19,000          1,001          1,366
 AMP INC                                                                 36,600          1,360          1,405
 AMR CORP DEL                                                            11,000            654            817
 ANADARKO PETE CORP                                                       9,400            369            509
 ANHEUSER BUSCH COS INC                                                  47,700          2,640          3,190
 APPLE COMPUTER                                                          15,300            617            488
 APRIA HEALTHCARE GROUP INC                                              14,200            348            401
 ASHLAND INC                                                              9,700            329            341

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 AT + T CORP                                                            211,200         10,424         13,675
 ATLANTIC RICHFIELD CO                                                   33,200          3,530          3,677
 AUTODESK INCORPORATED                                                    6,900            250            237
 AVNET INC                                                                2,900            131            130
 AVON PRODS INC                                                          13,600            806          1,025
 BAKER HUGHES INC                                                        29,200            571            712
 BALTIMORE GAS + ELEC CO                                                 17,800            402            507
 BANC ONE CORP                                                           55,400          1,738          2,092
 BANK NEW YORK INC                                                       27,000          1,061          1,316
 BANK OF BOSTON CORP                                                     13,100            434            606
 BANK SOUTH CORP                                                         29,600            866            899
 BANKAMERICA CORP                                                        56,600          2,732          3,665
 BANKERS TR NY CORP                                                      12,800            831            851
 BARD C R INC                                                             9,300            258            300
 BARNETT BKS INC                                                         13,200            636            779
 BAUSCH + LOMB INC                                                       11,800            493            468
 BAXTER INTL INC                                                         67,800          1,992          2,839
 BAY NETWORKS INC                                                        24,300            616            999
 BAYBANKS INC                                                             3,100            290            305
 BEAR STEARNS COS INC                                                    15,300            303            304
 BELL ATLANTIC CORP                                                      57,500          3,131          3,846
 BELLSOUTH CORP                                                          91,000          2,548          3,959
 BENEFICIAL CORP                                                          7,000            354            326
 BETHLEHAM STL CORP                                                      13,900            250            195
 BLACK + DECKER CORPORATION                                              47,200            854          1,664
 BOEING CO                                                               72,100          3,455          5,651
 BOISE CASCADE CORP                                                       9,300            385            322
 BOWATER INC                                                              7,500            370            266
 BOYD GAMING CORP                                                         6,900            113             80
 BRINKER INTL INC                                                        15,700            334            238
 BRISTOL MYERS SQUIBB CO                                                 20,600          1,276          1,769
 BRODERBUND SOFTWARE INC                                                    900             65             55
 BROWNING FERRIS INDS INC                                                92,800          2,743          2,738
 BURLINGTON NORTHN SANTA FE                                              18,900          1,226          1,474
 CAMPBELL SOUP CO                                                        39,800          1,835          2,388
 CARNIVAL CORP                                                           28,500            557            695
 CATERPILLAR INC                                                         52,100          1,476          3,061
 CENTRAL + SOUTH WEST CORP                                               22,500            496            627
 CHAMPION INTL CORP                                                      20,600          1,056            865
 CHASE MANHATTAN CORP                                                    25,700          1,546          1,558
 CHEMICAL BKG CORP                                                       31,100          1,318          1,827
 CHEVRON CORP                                                           119,900          5,136          6,295
 CHRYSLER CORP                                                           29,701          1,473          1,645
 CHUBB CORP                                                               9,600            838            929
 CIGNA CORP                                                               9,000            736            929
 CINERGY CORP                                                            17,800            454            545
 CIRCUS CIRCUS ENTERPRISES INC                                           21,200            724            591
 CITICORP                                                                54,300          1,818          3,652
 CMS ENERGY CORP                                                         10,300            232            308
 COCA COLA CO                                                           100,700          4,278          7,477
 COCA COLA ENTERPRISES INC                                               20,600            441            551
 COLGATE PALMOLIVE CO                                                    25,300          1,699          1,777
 COLTEC INDS INC                                                         10,900            218            127
 COLUMBIA / HCA HEALTHCARE CORP                                          97,000          4,100          4,923
 COMCAST CORP                                                            32,700            510            595

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 COMERICA INC                                                            13,700            418            550
 COMPAQ COMPUTER CORP                                                    41,000          1,379          1,968
 CONRAIL INC                                                              9,500            506            665
 CONSOLIDATED EDISON CO NY INC                                           31,800            912          1,018
 CONSOLIDATED NAT GAS CO                                                  3,700            149            168
 COOPER CAMERON CORP                                                      8,781            171            196
 COOPER INDS INC                                                         20,800            897            764
 COOPER TIRE + RUBBER                                                     9,500            231            234
 CORESTATES FINL CORP                                                    19,600            561            742
 CPC INTL INC                                                            34,100          1,652          2,340
 CRACKER BARREL OLD CTRY STORE                                           14,300            385            247
 CROWN CORK + SEAL INC                                                   43,600          1,665          1,820
 CSX CORP                                                                29,600          1,040          1,351
 CUMMINS ENGINE INC                                                       2,800            119            104
 DANA CORP                                                               14,300            354            418
 DAYTON HUDSON CORP                                                      19,800          1,181          1,485
 DEAN WITTER DISCOVER + CO                                               19,400            670            912
 DELL COMPUTER CORP                                                      15,400            481            533
 DETROIT EDISON CO                                                       22,400            777            773
 DISNEY WALT CO                                                         101,800          3,998          6,006
 DOMINION RES INC VA                                                     21,100            776            870
 DONNELLEY R R + SONS CO                                                 33,500            960          1,319
 DOW CHEM CO                                                             40,900          2,503          2,878
 DRESSER INDS INC                                                        24,400            571            595
 DU PONT E I DE NEMOURS + CO                                             86,500          4,281          6,044
 DURACELL INTL INC                                                       23,200          1,167          1,201
 EATON CORP                                                              14,500            644            778
 EL PASO NAT GAS CO                                                       4,500            170            128
 EMERSON ELEC CO                                                         24,000          1,674          1,962
 ENRON CORP                                                              52,300          1,624          1,994
 ENTERGY CORP                                                            28,800            902            842
 EXIDE CORP                                                               6,700            303            307
 EXXON CORP                                                             100,800          5,794          8,077
 FEDERAL EXPRESS CORP                                                     5,600            354            414
 FEDERAL HOME LN MTG CORP                                                24,400          1,311          2,037
 FEDERAL NATL MTG ASSN                                                   41,300          3,061          5,126
 FIRST CHICAGO NBD CORP                                                  44,000          1,274          1,738
 FIRST EMPIRE ST CORP                                                       400             69             87
 FIRST FIDELITY BANCORP NEW                                              20,900          1,269          1,575
 FIRST INTST BANCORP                                                      2,300            299            314
 FIRST TENN NATL CORP                                                     3,900            184            236
 FIRST UN CORP                                                           19,800            916          1,101
 FIRST USA INC                                                            6,400            220            284
 FIRST VA BKS INC                                                         4,100            164            171
 FIRSTAR CORP NEW                                                         7,300            228            289
 FLEET FINL GROUP INC                                                    43,400          1,324          1,769
 FORD MTR CO DEL                                                        138,700          3,272          4,022
 FOREST LABS INC                                                          5,800            267            262
 FPL GROUP INC                                                           27,000            901          1,252
 FREEPORT MCMORAN COPPER + GOLD                                          24,900            589            700
 FRUIT OF THE LOOM INC                                                   19,100            560            466
 GATEWAY 2000 INC                                                        10,500            260            257
 GENERAL DYNAMICS CORP                                                    9,500            331            562
 GENERAL ELEC CO                                                        147,300          6,049         10,606
 GENERAL INSTRUMENT CORP                                                 11,700            362            273

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 GENERAL MLS INC                                                          5,200            300            300
 GENERAL MTRS CORP                                                       99,500          4,018          5,261
 GENERAL MTRS CORP                                                       17,700            665            920
 GENERAL MTRS CORP                                                       57,500          2,322          2,825
 GENERAL PUB UTILS CORP                                                  13,600            370            462
 GENERAL SIGNAL CORP                                                      6,900            209            223
 GEORGIA GULF CORP                                                          600             16             18
 GEORGIA PAC CORP                                                        17,700          1,146          1,215
 GILLETTE CO                                                             75,000          2,326          3,909
 GOLDEN WEST FINL CORP DEL                                                4,100            196            227
 GOODYEAR TIRE AND RUBBER                                                20,200            750            917
 GRAINGER W W INC                                                         9,200            510            610
 GREAT WESTN FINL CORP                                                   19,900            318            507
 GTE CORP                                                               149,300          5,427          6,569
 HARRAHS ENTMT INC                                                       19,100            555            463
 HARRIS CORP DEL                                                          6,000            322            328
 HEALTH MGMT ASSOC                                                       21,500            440            562
 HEWLETT PACKARD CO                                                      83,000          2,988          6,951
 HOME DEPOT INC                                                         101,500          4,205          4,859
 HOUSTON INDS INC                                                        31,400            547            761
 HUMANA INC                                                              39,900            838          1,092
 ILLINOVA CORP                                                            4,500             94            135
 INGERSOLL RAND CO                                                       20,300            701            713
 INLAND STL INDS INC                                                     12,900            325            324
 INTEGRA FINL CORP                                                        6,900            377            435
 INTEL CORP                                                              48,300          1,726          2,741
 INTERNATIONAL BUSINESS MACHS                                            89,400          5,183          8,202
 INTERNATIONAL FLAVOURS                                                  20,500            963            984
 INTERNATIONAL GAME TECHNOLOGY                                           29,200            603            318
 INTERNATIONAL PAPER CO                                                  62,500          1,494          2,367
 INTERPUBLIC GROUP COS INC                                               15,400            592            668
 ITT CORP NEW                                                            32,800              0          1,738
 ITT HARTFORD GROUP INC                                                  32,800              0          1,587
 ITT INDS INC                                                            32,800          2,135            787
 JAMES RIV CORP VA                                                       15,900            521            384
 JOHNSON + JOHNSON                                                       38,000          1,897          3,254
 JOHNSON CTLS INC                                                        18,300            996          1,258
 KEYCORP NEW                                                             31,400          1,100          1,138
 LEHMAN BROTHERS HLDGS INC                                               14,300            314            304
 LILLY ELI + CO                                                         109,200          3,806          6,143
 LIMITED INC                                                             74,200          1,658          1,289
 LINCOLN NATL CORP IN                                                    11,700            491            629
 LIZ CLAIBORNE                                                           16,400            382            455
 LOCKHEED MARTIN CORP                                                    30,300          1,037          2,394
 LORAL CORP                                                              26,500            371            937
 LOUISIANA PAC CORP                                                         400             13             10
 LOWES COS INC                                                           27,500            852            921
 LYONDELL PETROCHEMICAL CO                                                3,200             77             73
 MALLINCKRODT GROUP INC                                                  18,300            652            666
 MANOR CARE INC                                                          19,400            576            679
 MARSHALL + ILSLEY CORP                                                   7,400            176            192
 MASCO CORP                                                               3,300             87            104
 MBIA INC                                                                 3,800            236            285
 MCDONALDS CORP                                                          23,100            712          1,042
 MCDONNELL DOUGLAS CORP                                                   9,000            226            828

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 MCI COMMUNICATIONS CORP                                                 98,900          2,062          2,584
 MEAD CORP                                                               11,600            622            606
 MELLON BK CORP                                                          17,700            617            951
 MELVILLE CORPORATION                                                    20,500            959            630
 MERCANTILE BANCORPORATION INC                                            2,600             97            120
 MERCK + CO INC                                                         166,500          6,062         10,947
 MERCURY FIN CO                                                          22,100            291            293
 MERIDIAN BANCORP INC                                                     6,600            293            307
 MERRILL LYNCH + CO INC                                                  22,400          1,175          1,142
 MICROSOFT CORP                                                          35,600          1,700          3,124
 MIRAGE RESORTS INC                                                      22,400            524            773
 MOBIL CORP                                                              27,600          2,210          3,091
 MODINE MFG CO                                                            7,000            211            168
 MOLEX INC                                                                7,300            216            224
 MONSANTO CO                                                             16,600          1,193          2,034
 MORGAN STANLEY GROUP INC                                                   800             67             65
 MORTON INTL INC IND                                                     18,700            553            671
 MOTOROLA INC                                                            99,100          5,295          5,649
 NABISCO HLDGS CORP                                                       7,200            215            235
 NATIONAL CITY CORP                                                      10,100            308            335
 NATIONAL SEMICONDUCTOR CORP                                             18,900            445            421
 NATIONAL SVC INDS INC                                                   24,700            642            800
 NATIONSBANK CORP                                                        37,800          1,855          2,632
 NEW ENGLAND ELEC SYS                                                     7,300            243            289
 NIAGARA MOHAWK PWR CORP                                                 12,600            185            121
 NINE WEST GROUP INC                                                      7,600            319            285
 NORDSTROM INC                                                            4,500            181            182
 NORTHEAST UTILS                                                         20,900            486            509
 NORTHERN STS PWR CO MN                                                   8,800            410            432
 NORTHERN TELECOM LTD                                                    38,900          1,417          1,673
 NORTHERN TRUST CORP                                                      5,200            217            291
 NORTHROP GRUMMAN CORP                                                      300              9             19
 NOVELL INC                                                              65,500          1,611            933
 NUCOR CORP                                                              25,200          1,465          1,440
 OCCIDENTAL PETE CORP                                                    55,400          1,077          1,184
 OGDEN CORP                                                               8,700            193            186
 OLSTEN CORP                                                              2,400             93             95
 OMNICOM GROUP                                                           13,800            449            514
 ORACLE SYS CORP                                                         73,000          1,424          3,093
 ORYX ENERGY CO                                                          10,600            182            142
 OWENS CORNING                                                           17,200            583            772
 P P + L RES INC                                                         23,100            533            578
 PACCAR INC                                                               5,400            282            227
 PACIFIC TELESIS GROUP                                                   66,000          2,003          2,219
 PAGING NETWORK INC                                                       9,500            133            232
 PAINE WEBBER GROUP INC                                                   7,400            147            148
 PANHANDLE EASTN CORP                                                    23,900            510            666
 PARKER HANNIFIN CORP                                                    11,000            383            377
 PECO ENERGY CO                                                          34,200          1,007          1,030
 PENNEY J C INC                                                          49,800          2,309          2,372
 PEPSICO INC                                                            138,500          5,416          7,739
 PFIZER INC                                                              54,700          1,523          3,446
 PHELPS DODGE CORP                                                       16,900            811          1,052
 PHILIP MORRIS COS INC                                                  122,400          8,997         11,077
 PHILLIPS PETE CO                                                        50,400          1,579          1,720

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 PINNACLE WEST CAP CORP                                                  10,100            212            290
 PNC BK CORP                                                             51,200          1,042          1,651
 PORTLAND GEN CORP                                                        3,000             63             87
 POTOMAC ELEC PWR CO                                                     23,600            558            620
 PPG INDS INC                                                            29,300            932          1,340
 PRAXAIR INC                                                             22,900            384            770
 PRICE COSTCO INC                                                        10,900            182            166
 PROCTER + GAMBLE CO                                                    104,400          3,844          8,665
 PROGRESSIVE CORP OHIO                                                    2,500            101            122
 PROVIDIAN CORP                                                          15,800            562            644
 PUBLIC SVC ENTERPRISE GROUP                                             29,900            790            916
 RALSTON PURINA CO                                                       20,800          1,036          1,297
 RAYCHEM CORP                                                            21,000          1,104          1,194
 RAYTHEON CO                                                             21,400            691          1,011
 READ RITE CORP                                                           1,500             35             35
 REPUBLIC NY CORP                                                         6,100            282            379
 REYNOLDS METALS CO                                                      16,300            801            923
 ROCKWELL INTL CORP                                                      20,100            791          1,063
 ROHM + HAAS CO                                                           9,400            553            605
 ROYAL DUTCH PETE CO                                                     77,200          5,623         10,895
 RUBBERMAID INC                                                          26,200            719            668
 RYDER SYS INC                                                            5,300            128            131
 S + P 500 INDEX MAR FUTURES                                                 61              0              0
 SAFECO CORP                                                             10,400            276            359
 SARA LEE CORP                                                           88,200          2,578          2,811
 SBC COMMUNICATIONS INC                                                  49,900          2,063          2,869
 SCECORP                                                                 65,100          1,275          1,155
 SCHERING PLOUGH CORP                                                    23,900          1,323          1,309
 SCHLUMBERGER LTD                                                         5,600            384            388
 SERVICE CORP INTL                                                       21,300            464            937
 SILICON GRAPHICS INC                                                    23,300            579            641
 SONAT INC                                                               31,400            668          1,119
 SOUTHERN NATL CORP N C                                                  13,600            304            357
 SOUTHTRUST CORP                                                          8,500            161            218
 SOUTHWEST AIRLS CO                                                      18,900            431            439
 SPRINT CORP                                                             53,800          1,660          2,145
 SPS TRANSACTION SVCS INC                                                 6,500            211            193
 ST PAUL COS INC                                                         37,100            982          2,064
 STANDARD FED BANCORPORATION                                                200              5              8
 STATE STREET BOSTON CORP                                                11,300            369            509
 SUN INC                                                                 14,500            387            397
 SUN MICROSYSTEMS INC                                                    31,400            504          1,433
 SUNDSTRAND CORP                                                            900             60             63
 SYBASE INC                                                               8,600            240            310
 TANDEM COMPUTERS INC                                                     8,400            116             89
 TELE COMMUNICATIONS INC NEW                                            112,700          1,796          2,240
 TENET HEALTHCARE CORP                                                   58,600          1,042          1,216
 TENNECO INC                                                             68,900          2,787          3,419
 TEXACO INC                                                              52,300          3,422          4,105
 TEXAS INSTRS INC                                                        28,900          1,824          1,495
 TEXAS UTILS CO                                                          48,100          1,621          1,978
 TIME WARNER INC                                                         69,500          2,582          2,632
 TJX COS INC NEW                                                         14,200            320            268
 TORCHMARK INC                                                            3,200            181            145
 TOYS R US INC                                                           60,400          2,154          1,314

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 TRIBUNE CO NEW                                                          12,000            661            733
 TURNER BROADCASTING SYS INC                                             35,800            952            931
 TYCO INT LTD                                                            67,600          1,780          2,408
 U S HEALTHCARE INC                                                      15,600            642            725
 U S WEST INC                                                            68,700          1,695          2,456
 U S WEST INC                                                            92,800          1,584          1,763
 UJB FINL CORP                                                            1,700             47             61
 UNICOM CORP                                                             26,300            609            861
 UNION CARBIDE CORP                                                      26,800            488          1,005
 UNION ELEC CO                                                           13,800            498            576
 UNION PAC CORP                                                          41,300          1,528          2,726
 UNION TEX PETE HLDGS INC                                                11,400            222            221
 UNITED HEALTHCARE CORP                                                  49,500          2,355          3,242
 UNOCAL CORP                                                             50,900          1,409          1,482
 UNUM CORP                                                                7,600            369            418
 USG CORP                                                                15,000            419            450
 USX U S STL                                                             18,300            580            563
 V F CORP                                                                17,700            879            934
 VIACOM INC                                                              71,400          3,314          3,381
 WABASH NATL CORP                                                         1,300             53             29
 WAL MART STORES INC                                                    359,500          9,751          8,044
 WARNACO GROUP INC                                                        7,400            180            185
 WARNER LAMBERT CO                                                       27,700          2,175          2,690
 WASHINGTON FED INC                                                       6,700            158            172
 WASHINGTON MUT INC                                                       9,800            223            283
 WESTERN RES INC                                                          6,700            229            224
 WHEELABRATOR TECHNOLOGIES INC                                           41,400            714            693
 WHIRLPOOL CORP                                                          24,800          1,306          1,321
 WISCONSIN ENERGY CORP                                                   14,500            387            444
 WMX TECHNOLOGIES INC                                                    18,000             14             16
 WMX TECHNOLOGIES INC                                                   136,900          4,319          4,089
 WORTHINGTON INDS IN                                                     20,100            378            418
 XILINX INC                                                              11,000            270            335
 3COM CORP                                                               27,200            996          1,268
                                                                   ------------   ------------   ------------
    TOTAL COMMON STOCKS                                              10,532,143        384,606        503,528

 INTEREST BEARING ACCOUNTS

*STATE STREET BANK & TRUST CO                                        20,205,299         20,205         20,205
 UNITED STATES TREAS BILLS                                              550,000            549            549
 UNITED STATES TREAS BILLS                                              500,000            493            493
                                                                   ------------   ------------   ------------
   TOTAL INTEREST BEARING ACCOUNTS                                   21,255,299         21,247         21,247

         TOTAL DIVERSIFIED EQUITY FUND                               31,787,442       $405,853       $524,775
                                                                   ============   ============   ============
 GUARANTEED INCOME FUND  (1)

 CORPORATE DEBT INSTRUMENTS

 BANKERS TRUST                                    07/97    5.02%            N/A          9,579          9,579
 CAISSE DES DEPOTS                                06/98    6.22%            N/A          4,000          4,000
 CAISSE DES DEPOTS                                06/98    7.11%            N/A          4,042          4,042

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 CAISSE DES DEPOTS (DC)                           09/00    6.15%            N/A          3,984          3,984
 CDC INVESTMENT MGMT CORP                         06/98    7.11%            N/A          4,023          4,023
 CDC INVESTMENT MGMT CORP                         12/99    6.19%            N/A          3,017          3,017
 UNION BANK OF SWITZERLAND                        10/98    5.63%            N/A         10,268         10,268
 UNION BANK OF SWITZERLAND                        03/00    4.62%            N/A         10,310         10,310
 UNION BANK OF SWITZERLAND                        03/00    5.15%            N/A          6,574          6,574
 UNION BANK OF SWITZERLAND                        08/97    1.00%            N/A          7,098          7,098
 UNITED OF OMAHA LIFE INS                         09/96    4.40%            N/A            645            645
                                                                   ------------   ------------   ------------
      TOTAL CORPORATE DEBT INSTRUMENTS                                      N/A         63,540         63,540

 INSURANCE COMPANY GENERAL ACCOUNTS

 ALLSTATE LIFE INSURANCE CO                       02/02    5.71%            N/A          6,027          6,027
 ALLSTATE LIFE INSURANCE CO                       10/98    6.80%            N/A          3,033          3,033
 ALLSTATE LIFE INSURANCE CO                       11/99    8.28%            N/A          5,396          5,396
 CONFEDERATION LIFE ASSUR CO                      03/96    8.58%            N/A          1,067          1,067
 CONTINENTAL ASSURN CO                            06/96    5.80%            N/A          2,522          2,522
 CROWN LIFE INS CO GIC 9005871                    03/98    4.21%            N/A          1,039          1,039
 HANCOCK JOHN MUTUAL LIFE                         09/96    5.34%            N/A          4,708          4,708
 HANCOCK JOHN MUTUAL LIFE 7201                    10/97    4.82%            N/A          7,722          7,722
 MASS MUTUAL LIFE INS                             11/03    5.95%            N/A         18,856         18,856
 MET LIFE INS GAC 12700                           08/99    7.42%            N/A         12,658         12,658
 NEW YORK LIFE INS CO                             12/98    6.19%            N/A          7,541          7,541
 NEW YORK LIFE INS CO                             12/99    5.50%            N/A          9,766          9,766
 NEW YORK LIFE INS CO GA 06206                    05/96    8.40%            N/A          1,567          1,567
 PEOPLES SECURITY LIFE                            06/96    4.69%            N/A          1,512          1,512
 PEOPLES SECURITY LIFE                            09/96    4.10%            N/A          1,311          1,311
 PEOPLES SECURITY LIFE                            09/97    5.11%            N/A          5,190          5,190
 PEOPLES SECURITY LIFE                            07/98    5.50%            N/A          5,971          5,971
 PEOPLES SECURITY LIFE                            06/97    4.74%            N/A         14,027         14,027
 PEOPLES SECURITY LIFE                            01/98    5.42%            N/A          2,814          2,814
 PEOPLES SECURITY LIFE                            09/98    5.63%            N/A          3,225          3,225
 PEOPLES SECURITY LIFE                            03/99    5.30%            N/A          4,992          4,992
 PROVIDENT LIFE + ACCIDENT                        03/99    6.57%            N/A         21,197         21,197
 PRUDENTIAL INS CO AMERICA                        11/95    6.11%            N/A          1,595          1,595
 PRUDENTIAL INS CO OF AMER                        09/98    6.11%            N/A          1,843          1,843
 PRUDENTIAL INS GA 6769 211                       04/96    8.04%            N/A          1,397          1,397
                                                                   ------------   ------------   ------------
      TOTAL INSURANCE COMPANY GENERAL ACCOUNTS                              N/A        146,976        146,976

 INTEREST BEARING ACCOUNTS

*STATE STREET BANK + TRUST CO                                        10,296,945         10,297         10,297
                                                                   ------------   ------------   ------------
 TOTAL GUARANTEED INCOME FUND                                       $10,296,945       $220,813       $220,813
                                                                   ============   ============   ============
 BOND INDEX FUND

 VANGUARD BOND INDEX FUND INC                                         2,602,945        $25,791        $26,394
                                                                   ============   ============   ============
 STOCK AND BOND FUND

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1995

                                                               NUMBER OF SHARES
                                                                OR U.S. SAVINGS
                                                                 BONDS HELD AT
NAME OF ISSUER AND DESCRIPTION                                  CLOSE OF PERIOD       COST      CURRENT VALUE
-------------------------------------------------------------------------------------------------------------
                                                                                  --------IN THOUSANDS-------
 COLUMBIA BALANCED FUND INC                                          15,812,777        $96,482       $127,992
                                                                   ============   ============   ============
 UTILITY STOCK FUND

 DREYFUS EDISON ELEC INDEX FD                                         3,566,108        $47,798        $49,284
                                                                   ============   ============   ============

 TOTAL INVESTMENTS                                                                  $1,794,632     $2,139,969
                                                                                  ============   ============


 (1) The Guaranteed Income Fund is not measured in number of shares and is not applicable (N/A)

 *  A party-in-interest as defined by ERISA.

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3751                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  1

                                                      BENEFIT PLAN SERVICES
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:    1,154,261,695.21
                                                 5% OF ASSET VALUE:       57,713,084.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
694308107       PACIFIC GAS + ELEC CO
   88            106,093,927.58      228                245,784,163.95       15,544,844.10       316             351,878,091.53

COMMON AND PREFERRED TOTALS
---------------------------
   88            106,093,927.58      228                245,784,163.95       15,544,844.10       316             351,878,091.53

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3751                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  2

                                                      BENEFIT PLAN SERVICES
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:    1,154,261,695.21
                                                 5% OF ASSET VALUE:       57,713,084.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME
------------
8611249M9       STATE STREET BANK + TRUST CO   1.000    12/31/2000
   99                215,208,786.87  140             190,400,196.58                   0.00       239             405,608,983.45

FIXED INCOME TOTALS
-------------------
   99                215,208,786.87  140             190,400,196.58                   0.00       239             405,608,983.45


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3751                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  3

                                                      BENEFIT PLAN SERVICES
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:    1,154,261,695.21
                                                 5% OF ASSET VALUE:       57,713,084.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM
----------

SHORT TERM TOTALS
-----------------
   0             0.00                0                  0.00                 0.00                0               0.00

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3751                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  4

                                                      BENEFIT PLAN SERVICES
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:    1,154,261,695.21
                                                 5% OF ASSET VALUE:       57,713,084.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
   88            106,093,927.58      228                245,784,163.95       15,544,844.10       316             351,878,091.53

FIXED INCOME
------------
   99            215,208,786.87      140                190,400,196.58                0.00       239             405,608,983.45

SHORT TERM
----------
    0                      0.00        0                          0.00                0.00         0                       0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
  187            321,302,714.45      368                436,184,360.53       15,544,844.10       555             757,487,074.98

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
    0                      0.00        0                          0.00                0.00         0                       0.00

RUN DATE: 02/14/96

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3757                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  1

                                                     VANGUARD BOND MARKET FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:       23,769,672.86
                                                 5% OF ASSET VALUE:        1,888,483.64

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
921937108       VANGUARD BD INDEX FD INC
  123                 8,998,587.09   101                  8,614,408.36          366,385.81       224               17,612,995.45

COMMON AND PREFERRED TOTALS
---------------------------
  123                 8,998,587.09   101                  8,614,408.36          366,385.81       224               17,612,995.45

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3757                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  2

                                                     VANGUARD BOND MARKET FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:       23,769,672.86
                                                 5% OF ASSET VALUE:        1,888,483.64

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME
------------

FIXED INCOME TOTALS
-------------------
    0                         0.00     0                          0.00                0.00         0                        0.00

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3757                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  3

                                                     VANGUARD BOND MARKET FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:       23,769,672.86
                                                 5% OF ASSET VALUE:        1,888,483.64

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM
----------

SHORT TERM TOTALS
-----------------
    0                         0.00     0                          0.00                0.00         0                        0.00


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3757                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  4

                                                     VANGUARD BOND MARKET FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:       23,769,672.86
                                                 5% OF ASSET VALUE:        1,888,483.64

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
  123                 8,998,587.09   101                  8,614,408.36          366,385.81       224               17,612,995.45

FIXED INCOME
------------
    0                         0.00     0                          0.00                0.00         0                        0.00

SHORT TERM
----------
    0                         0.00     0                          0.00                0.00         0                        0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
  123                 8,998,587.09   101                  8,614,408.36          366,385.81       224               17,612,995.45

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
    0                         0.00     0                          0.00                0.00         0                        0.00

RUN DATE: 02/14/96

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3758                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  1

                                                      COLUMBIA BALANCED FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:     102,860,838.26
                                                 5% OF ASSET VALUE:       5,143,041.91

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
197216104       COLUMBIA BALANCED FUND INC
  129                23,690,735.57    94                 23,143,474.90        1,604,719.38       223               46,834,210.47

COMMON AND PREFERRED TOTALS
---------------------------
  129                23,690,735.57    94                 23,143,474.90        1,604,719.38       223               46,834,210.47

                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3758                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  2

                                                      COLUMBIA BALANCED FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:     102,860,838.26
                                                 5% OF ASSET VALUE:       5,143,041.91

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME
------------

FIXED INCOME TOTALS
-------------------
    0                         0.00     0                          0.00                0.00         0                        0.00


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3758                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  3

                                                      COLUMBIA BALANCED FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:     102,860,838.26
                                                 5% OF ASSET VALUE:       5,143,041.91

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM
----------

SHORT TERM TOTALS
-----------------
    0                         0.00     0                          0.00                0.00         0                        0.00


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3758                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  4

                                                      COLUMBIA BALANCED FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:     102,860,838.26
                                                 5% OF ASSET VALUE:       5,143,041.91

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
  129                23,690.735.57    94                 23,143,474.90        1,604,719.38       223               46,834,210.47

FIXED INCOME
------------
    0                         0.00     0                          0.00                0.00         0                        0.00

SHORT TERM
----------
    0                         0.00     0                          0.00                0.00         0                        0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
  129                23,690,735.57    94                 23,143,474.90        1,604,719.38       223               46,834,210.47

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
    0                         0.00     0                          0.00                0.00         0                        0.00

RUN DATE- 02/14/96


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3759                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  1

                                                    DREYFUS UTILITY STOCK FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:      46,302,255.11
                                                 5% OF ASSET VALUE:       2,315,112.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
261893101       DREYFUS EDISON ELEC INDEX FD
  105                15,529,320.41   123                 20,611,959.84        1,511,137.52       228               36,147,280.25

COMMON AND PREFERRED TOTALS
---------------------------
  105                15,529,320.41   123                 20,611,959.84        1,511,137.52       228               36,147,280.25


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3759                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  2

                                                    DREYFUS UTILITY STOCK FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:      46,302,255.11
                                                 5% OF ASSET VALUE:       2,315,112.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME
------------

FIXED INCOME TOTALS
-------------------
    0                         0.00     0                          0.00                0.00         0                        0.00


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3759                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  3

                                                    DREYFUS UTILITY STOCK FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:      46,302,255.11
                                                 5% OF ASSET VALUE:       2,315,112.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM
----------

SHORT TERM TOTALS
-----------------
    0                         0.00     0                          0.00                0.00         0                        0.00


                                        Item 27(d) - Schedule of Reportable Transactions for
                                                  the year Ended December 31, 1995

3759                                              PACIFIC GAS & ELECTRIC SAVINGS                                            PAGE:  4

                                                    DREYFUS UTILITY STOCK FUND
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                              FROM DATE: 01/01/95    TO DATE: 12/31/95
                                         BEGINNING NET ASSET VALUE:      46,302,255.11
                                                 5% OF ASSET VALUE:       2,315,112.76

====================================================================================================================================

ASSET ID        SECURITY DESCRIPTION           RATE     MAT DATE
# PURCHASES      PURCHASE COST     # SALES              SALE PROCEEDS        5500 GAIN/LOSS      TOTAL #         TOTAL COST/PROCEEDS

------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED
--------------------
  105                15,529,320.41   123                 20,617,959.84        1,511,137.52       228               36,147,280.25

FIXED INCOME
------------
    0                         0.00     0                          0.00                0.00         0                        0.00

SHORT TERM
----------
    0                         0.00     0                          0.00                0.00         0                        0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
  105                15,529,320.41   123                 20,617,959.84        1,511,137.52       228               36,147,280.25

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
    0                         0.00     0                          0.00                0.00         0                        0.00

RUN DATE: 02/14/96

                       PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN  - PART I


                             FINANCIAL STATEMENTS



                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS
         Statements of Net Assets Available for Benefits - December 31, 1995
                and 1994

         Statement of Changes in Net Assets Available for Benefits for the Year
                Ended December 31, 1995

         Notes to Financial Statements - December 31, 1995

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                          December 31, 1995 AND 1994

                                                          1995         1994
                                                    ----------   ----------
                                                    ------In Thousands-----
ASSETS:

Investment in Pacific Gas and Electric
  Company Master Trust, at fair value               $1,000,595     $839,081

Participant contributions receivable                     -                1
                                                    ----------   ----------
  Total assets                                       1,000,595      839,082

LIABILITIES                                              -               43
                                                    ----------   ----------
NET ASSETS AVAILABLE FOR BENEFITS                    1,000,595      839,039
                                                    ==========   ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     For the Year Ended December 31, 1995

                                                    ------In Thousands-----
ADDITIONS:

Participant contributions                                     $ 34,426
Employer contributions                                          15,531
Interplan transfer from Savings Fund Plan - Part II            105,709
Net investment gain from Pacific Gas
  and Electric Company Master Trust                            152,023
                                                             ---------
                  Total Additions                              307,689
                                                             ---------
DEDUCTIONS:

Benefits paid directly to participants or beneficiaries        136,570
Transfer to separate plan - PGT members                          9,563
                                                             ---------
                  Total Deductions                             146,133
                                                             ---------

Increase in Net Assets Available for Benefits                  161,556

NET ASSETS AVAILABLE FOR BENEFITS

 Beginning of the year                                         839,039
                                                             ---------
 End of the year                                             1,000,595
                                                             =========


The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 1:  Plan Description

     The Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible non-union employees of Pacific Gas and Electric Company (the Company), and the non-union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust), and is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

     All participants'contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

     Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, as defined, and depending on length of service, are matched by employer contributions at a 75% rate.

     Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

     All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,240 for 1995, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation is adjusted each year to reflect changes in the cost of living.

     Eligible employees may elect to contribute to the Plan any excess funds from the FLEX benefits program, which is a cafeteria plan qualified under
Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account once a year in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.

     As of January 1, 1995, Pacific Gas Transmission Company (PGT), a subsidiary of the Company, formed a separate savings fund plan on behalf of its employees. Accordingly, these participants no longer participate in the Company's Master Trust. During January 1995, $9.6 million of net assets relating to the PGT participants were transferred to a separate plan.

     On January 1, 1995, all non-union, non-management employees were removed as participants in the Savings Fund Plan - Part II, and became participants of the Plan. In connection with this new

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 1:  Plan Description (Continued)

participant structure, approximately $106 million in assets were transferred from the Savings Fund Plan - Part II to the Plan on that date.


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

     The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

     Interest income, dividends, investment fees, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

     Benefits are recorded when paid.


NOTE 3:  Federal Income Taxes

     The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust
forming a part thereof is exempt under Section 501(a) .   Accordingly, no
provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

     The Company received favorable tax determination letters from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments

     The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association, to participate in the Master Trust.

     The Plan and Master Trust trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. In 1995, purchases of this stock were made on the open market, while in previous years these stock purchases were made directly from the Company.

     The Company pays all costs of administering the Plan, including fees and expenses of the trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by the Plan. The Company pays the investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

     Participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

                - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

                - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

                - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

                - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

                - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities;

                - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edition Electric Institute, including Pacific Gas and Electric Company.

     Participants should refer to the separate master trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments (Continued)

     A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit
value on the basis of the total value in each fund.   The Company Stock Fund and
the Guaranteed Income Fund converted to unitization in April 1995 to accommodate
daily valuation.   For investments in the United States Savings Bond Fund , a unit is one bond.

                           PACIFIC GAS ELECTRIC COMPANY
                              SAVINGS FUND PLAN - PART I

                           NOTES TO FINANCIAL STATEMENTS
                                     December 31, 1995

NOTE 4:  Investments (Continued)

The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

                                                              ------In Thousands-----
                                                                 1995               1994
Investments, at fair value:
 Company Stock Fund
  Pacific Gas and Electric Company common stock            $1,161,205         $1,131,413
 United States government securities                            5,466              5,169
 DEF
  Corporate stocks - preferred                                      -              1,048
  Corporate stocks - common                                   503,528            340,032
 GIF
  Corporate debt intruments                                    63,540             53,210
  Insurance company general accounts                          146,976            151,704
 Registered investment companies
  Vanguard Bond Market Fund                                    26,394             23,632
  Columbia Balanced Fund                                      127,992            102,861
  Dreyfus Utility Stock Fund                                   49,284             45,458
 Interest bearing accounts                                     55,584             72,645
                                                           ----------         ----------
   Total investments                                        2,139,969          1,927,172
                                                           ----------         ----------
Receivables:
 Dividends and interest                                        22,698             27,365
 Other receivables                                              3,384              6,293
                                                           ----------         ----------
   Total receivables                                           26,082             33,658
                                                           ----------         ----------
    Total assets                                            2,166,051          1,960,830
                                                           ----------         ----------
LIABILITIES                                                         -             11,407
                                                           ----------         ----------

NET ASSETS                                                 $2,166,051         $1,949,423
                                                           ==========         ==========

Allocated to the Plan                                      $1,000,595         $  839,081
Allocated to other plans                                    1,165,456          1,110,342
                                                           ----------         ----------
                                                           $2,166,051        $1,949,423
                                                           ==========        ==========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 4:  Investments (Continued)

The composition of the Master Trust investment gain for the year ended December
31, 1995 is follows:

                                              -In Thousands-
Interest income
 Interest bearing accounts                      $  3,637
 United States government securities                  63
 Fixed income investments                         11,386
                                                --------
  Total interest income                           15,086
                                                --------

Dividend income
 Common stock                                     92,405
 Registered investment companies                   4,061
                                                --------
  Total dividend income                           96,466
                                                --------

Other income                                          40

Net appreciation in value of investments         329,685

  Total investment gain                         $441,277
                                                ========

Allocated to the Plan                            152,023
Allocated to other plans                         289,254
                                                --------
                                                $441,277
                                                ========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

NOTE 4:  Investments (Continued)

  The net appreciation in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1995 is as follows:

                                                         -In Thousands-
Pacific Gas and Electric Company Common Stock Fund          $169,483
Diversified Equity Fund                                      124,845
Bond Index Fund                                                2,378
Stock and Bond Fund                                           24,065
Utility Stock Fund                                             8,914
                                                            --------
 Total appreciation                                          329,685
                                                            ========

Allocated to the Plan                                        110,524
Allocated to other plans                                     219,161
                                                            --------
                                                            $329,685
                                                           =========

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments (Continued)

  The net asset value per unit of the Company Stock Fund, DEF, BIF, SBF, and USF is determined by dividing the fair value of fund assets by the number of fund units outstanding. The total number of units held by the Plan and the value per unit of the Company Stock Fund, DEF, GIF, BIF, SBF, and USF for the four quarters ended December 31, 1995 and 1994 are as follows:

                                                        1995
                                                     ----------
                         March 31               June 30       September 30    December 31
------------------------------------------------------------------------------------------
Company Stock Fund *
   Number of units          N/A                 38,060,709      36,582,070      34,556,057
   Value per unit           N/A                     $11.99          $12.53          $12.13

DEF
   Number of units         3,002,943            2,937,324        3,095,153       3,264,636
   Value per unit             $78.95               $86.73           $93.48         $100.10

GIF**
   Number of units       111,411,797          115,607,468      113,229,996     111,679,180
   Value per unit              $1.00                $1.01            $1.03           $1.04

BIF
   Number of units         1,335,076            1,326,316        1,370,682       1,333,643
   Value per unit             $12.32               $12.99           $13.30          $13.89

SBF
   Number of units        10,987,970           10,665,946       11,073,905      11,538,598
   Value per unit              $6.61                $7.03            $7.39           $7.77

USF
   Number of units         1,879,041            1,659,091        1,574,548       1,661,633
   Value per unit             $13.27               $14.14           $15.12           $16.5
------------------------------------------------------------------------------------------

 * The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments (Continued)

                                                        1994
                                                     ----------
                         March 31               June 30       September 30    December 31
------------------------------------------------------------------------------------------
Company Stock Fund *
   Number of units          N/A                  N/A             N/A             N/A
   Value per unit           N/A                  N/A             N/A             N/A

DEF
   Number of units       2,850,195             2,937,324      2,994,629       3,019,934
   Value per unit           $67.27                $67.91          $71.5          $71.72

GIF**
   Number of units     105,879,138           102,091,554    104,479,607     127,731,989
   Value per unit            $1.00                 $1.00          $1.00           $1.00

BIF
   Number of units       1,630,823             1,548,151      1,474,848       1,396,372
   Value per unit           $11.61                $11.63         $11.68          $11.75

SBF
   Number of units      12,120,202            12,177,328     12,060,386      11,622,737
   Value per unit            $6.11                 $6.06          $6.21           $6.21

USF
   Number of units       2,590,033             2,313,483      2,189,934       1,927,519
   Value per unit           $12.98                $11.89         $12.24          $12.73
------------------------------------------------------------------------------------------

 * The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 5:  Subsequent Event

     The market price of Pacific Gas and Electric Company common stock declined by 7.9% between December 31, 1995 and March 5, 1996. This represents a decrease of approximately $92 million in the fair value of the Company Stock Fund.

                       PACIFIC GAS AND ELECTRIC COMPANY

                         SAVINGS FUND PLAN  - PART II


                             FINANCIAL STATEMENTS


                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

         Statements of Net Assets Available for Benefits - December 31, 1995
                and 1994

         Statement of Changes in Net Assets Available for Benefits for the Year
                Ended December 31, 1995

         Notes to Financial Statements - December 31, 1995

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                          December 31, 1995 AND 1994

                                                     1995         1994
                                               ----------   ----------
                                               ------In Thousands-----
ASSETS:

Investment in Pacific Gas and Electric
  Company Master Trust, at fair value          $1,159,330   $1,105,628
                                               ----------   ----------
    Total assets                                1,159,330    1,105,628

LIABILITIES                                             -           42
                                               ----------   ----------
NET ASSETS AVAILABLE FOR BENEFITS               1,159,330    1,105,586
                                               ==========   ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     For the Year Ended December 31, 1995



                                                           ----In Thousands----
ADDITIONS:

Participant contributions                                          $ 48,247
Employer contributions                                               13,641
Net investment gain from Pacific Gas
  and Electric Company Master Trust                                 287,336
                                                                   --------
      Total Additions                                               349,224
                                                                   --------

DEDUCTIONS:

Benefits paid directly to participants or beneficiaries             173,830
Interplan transfer to Savings Fund Plan - Part I                    105,709
Transfer to separate plan - PGT members                              15,941
                                                                   --------
      Total Deductions                                              295,480
                                                                   --------

Increase in Net Assets Available for Benefits                        53,744

NET ASSETS AVAILABLE FOR BENEFITS

  Beginning of the year                                           1,105,586
                                                                  ---------
  End of the year                                                 1,159,330
                                                                  =========

The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 1:  Plan Description

     The Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all union-represented employees of Pacific Gas and Electric Company (the Company), and the union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust) and is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

     All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

     Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, as defined, and depending on length of service, are matched by employer contributions at a 50% rate.

     Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

     All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,240 for 1995, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation is adjusted each year to reflect changes in the cost of living.

     Eligible employees may elect to contribute to the Plan any excess funds from the FLEX benefits program, which is a cafeteria plan qualified under
Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account once a year in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.

     As of January 1, 1995, Pacific Gas Transmission Company (PGT), a subsidiary of the Company, formed a separate savings fund plan on behalf of its employees. Accordingly, these participants no longer participate in the Company's Master Trust. During January 1995, $15.9 million of net assets relating to the PGT participants were transferred to a separate plan.

     On January 1, 1995, all non-union, non-management employees were removed as participants in the Plan, and became participants of the Savings Fund Plan -
Part I.  In connection with this new

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 1:  Plan Description (Continued)

participant structure, approximately $106 million in assets were transferred from the Plan to the Savings Fund Plan - Part I on that date.


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

     The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

     Interest income, dividends, investment fees, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

     Benefits are recorded when paid.


NOTE 3:  Federal Income Taxes

     The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust
forming a part thereof is exempt under Section 501(a) .   Accordingly, no
provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

     The Company received favorable determination letters from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments

     The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association, to participate in the Master Trust.

     The Plan and Master Trust trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. In 1995, purchases of this stock were made on the open market, while in previous years these stock purchases were made directly from the Company.

     The Company pays all costs of administering the Plan, including fees and expenses of the trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by the Plan. The Company pays the investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

     Participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

                - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

                - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

                - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

                - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

                - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities;

                - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edition Electric Institute, including Pacific Gas and Electric Company.

     Participants should refer to the separate master trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995



NOTE 4:  Investments (Continued)

     A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit
value on the basis of the total value in each fund.   The Company Stock Fund and
the Guaranteed Income Fund converted to unitization in April 1995 to accommodate
daily valuation.   For investments in the United States Savings Bond Fund , a unit is one bond.

                           PACIFIC GAS ELECTRIC COMPANY
                             SAVINGS FUND PLAN - PART II

                           NOTES TO FINANCIAL STATEMENTS
                                     December 31, 1995

NOTE 4:  Investments (Continued)

  The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

                                                                 ----------In Thousands---------
                                                                 1995                         1994
Investments, at fair value:
  Company Stock Fund
    Pacific Gas and Electric Company common stock          $1,161,205                   $1,131,413
    United States government securities                         5,466                        5,169
    DEF
      Corporate stocks - preferred                                  -                        1,048
      Corporate stocks - common                               503,528                      340,032
    GIF
      Corporate debt intruments                                63,540                       53,210
      Insurance company general accounts                      146,976                      151,704
    Registered investment companies
      Vanguard Bond Market Fund                                26,394                       23,632
      Columbia Balanced Fund                                  127,992                      102,861
      Dreyfus Utility Stock Fund                               49,284                       45,458
    Interest bearing accounts                                  55,584                       72,645
                                                           ----------                   ----------
        Total investments                                   2,139,969                    1,927,172
                                                           ----------                   ----------
Receivables:
  Dividends and interest                                       22,698                       27,365
  Other receivables                                             3,384                        6,293
                                                           ----------                   ----------
        Total receivables                                      26,082                       33,658
                                                           ----------                   ----------
            Total assets                                    2,166,051                    1,960,830
                                                           ----------                   ----------
LIABILITIES                                                         -                       11,407
                                                           ----------                   ----------
NET ASSETS                                                 $2,166,051                   $1,949,423
                                                           ==========                   ==========

Allocated to the Plan                                      $1,159,330                   $1,105,628
Allocated to other plans                                    1,006,721                      843,795
                                                           ----------                   ----------
                                                           $2,166,051                   $1,949,423
                                                           ==========                   ==========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 4:  Investments (Continued)

   The composition of the Master Trust investment gain for the year ended December 31, 1995 is as follows:

                                                        -In Thousands-
Interest income
  Interest bearing accounts                              $  3,637
  United States government securities                          63
  Fixed income investments                                 11,386
                                                         --------
    Total interest income                                  15,086
                                                         --------
Dividend income
  Common stock                                             92,405
  Registered investment companies                           4,061
                                                         --------
    Total dividend income                                  96,466
                                                         --------

Other income                                                   40

Net appreciation in value of investments                  329,685
                                                         --------

    Total investment gain                                $441,277
                                                         ========

Allocated to the Plan                                     287,336
Allocated to other plans                                  153,941
                                                         --------
                                                         $441,277
                                                         ========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

NOTE 4:  Investments (Continued)

  The net appreciation in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1995 is as follows:


                                                         -In Thousands-

Pacific Gas and Electric Company Common Stock Fund          $169,483
Diversified Equity Fund                                      124,845
Bond Index Fund                                                2,378
Stock and Bond Fund                                           24,065
Utility Stock Fund                                             8,914
                                                            --------
    Total appreciation                                       329,685
                                                            ========

Allocated to the Plan                                        217,927
Allocated to other plans                                     111,758
                                                            --------
                                                            $329,685
                                                            ========

                         PACIFIC GAS ELECTRIC COMPANY
                              SAVINGS FUND PLAN I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

NOTE 4:  Investments (continued)

   The net asset value per unit of the DEF, BIF, SBF, and USF is determined by dividing the fair value of Fund assets by the number of Fund units outstanding. The net asset value per unit of the GIF is $1.00 of contributions or interest earned represents one unit. The total number of units held by the Plan and the value per unit of the DEF, GIF, BIF, SBF and ISF for the quarters ended December 31, 1995 and 1994 are as follows:

                                                      1995
                                                      ----
                                  March 31    June 30   September 30 December 31
--------------------------------------------------------------------------------
Company Stock Fund*
  Number of units                       N/A  68,143,409  66,801,849  65,031,629
  Value per unit                        N/A      $11.99      $12.53      $12.13

DEF
  Number of units                 2,850,195   2,937,324   2,994,629   3,019,934
  Value per unit                     $67.27      $67.91      $71.50      $71.72

GIF**
  Number of units                89,579,744  94,675,847  97,616,222  99,953,495
  Value per unit                      $1.00       $1.01       $1.03       $1.04

BIF
  Number of units                   463,904     520,133     548,113     587,137
  Value per unit                     $12.32      $12.99      $13.30      $13.89

SBF
  Number of units                 4,070,259   4,201,058   4,402,379   4,934,990
  Value per unit                      $6.61       $7.03       $7.39       $7.77

USF
  Number of units                 1,317,434   1,286,634   1,249,692   1,326,902
  Value per unit                     $13.27      $14.14      $15.12      $16.50
--------------------------------------------------------------------------------

 * The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                         PACIFIC GAS ELECTRIC COMPANY
                              SAVINGS FUND PLAN I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

NOTE 4:  Investments (continued)

                                                      1994
                                                      ----
                               March 31     June 30   September 30  December 31
--------------------------------------------------------------------------------
Company Stock Fund*
  Number of units                    N/A          N/A          N/A          N/A
  Value per unit                     N/A          N/A          N/A          N/A
DEF
  Number of units              1,753,173    1,806,766    1,842,015    1,857,851
  Value per unit                  $67.27       $67.91       $71.50       $71.72
GIF**
  Number of units            115,940,854  111,793,335  114,408,326  139,870,385
  Value per unit                   $1.00        $1.00        $1.00        $1.00
BIF
  Number of units                731,690      694,599      661,711      626,501
  Value per unit                  $11.61       $11.63       $11.68       $11.75
SBF
  Number of units              5,151,085    5,175,363    5,125,664    4,939,662
  Value per unit                   $6.11        $6.06        $6.21        $6.21
USF
  Number of units              2,296,953    2,051,696    1,942,128    1,709,406
  Value per unit                  $12.98       $11.89       $12.24       $12.73
--------------------------------------------------------------------------------

 * The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995


NOTE 5:  Subsequent Event

     The market price of Pacific Gas and Electric Company common stock declined by 7.9% between December 31, 1995 and March 5, 1996. This represents a decrease of approximately $92 million in the fair value of the Company Stock Fund.